(ICON)

Prudential
Institutional
Liquidity
Portfolio, Inc.
-------------------
Institutional Money
Market Series

SEMI
ANNUAL
REPORT
Sept. 30, 1998

Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

Performance At A Glance.
Yields on money market securities declined sharply in the final weeks of the six-month period that ended September 30, 1998. Investors pushed yields lower in anticipation of a reduction in the federal funds rate, which is the rate that banks charge each other to borrow money overnight. The Federal Reserve lowered the key short-term rate in late September amid concern that depressed global financial markets threatened the U.S. economic expansion. We enhanced the returns of your Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series by taking advantage of attractive buying opportunities that occurred earlier in the period when yields were much higher.

Fund Facts                              As of 9/30/98

                       7-Day         Net Asset          Weighted Avg.    Net Assets
                    Current Yld.    Value (NAV)          Mat. (WAM)      (Millions)
PILP Class A           5.44%           $1.00               47 Days        $  218.5
PILP Class I           5.49%           $1.00               47 Days        $1,256.8
IBC Financial Data
Institutional Avg.     5.33%           $1.00               48 Days           N/A
(1st & 2nd Tier)*

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in PILP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although PILP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in PILP.

* IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communications (IBC) Financial Data Institutional Average (1st & 2nd Tier) category as of September 29, 1998.

Money Fund Yields Through September
             (GRAPH)

How Investments Compared.
    (As of 9/30/98)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Manolita Brasil, Fund Manager             (PHOTO)
-------------------------------------------------

Portfolio
Manager's Report
The Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S. and foreign countries. Maturities can range from one day to a maximum of 13 months. We purchase securities rated in one of the two highest rating categories by at least two major, independent rating agencies, or if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Series will achieve its investment goal.

New Manager.
Manolita Brasil began managing the Series last May. A 17-year veteran of Prudential's money market desk, Ms. Brasil also manages the $1.6 billion P-B International Money Fund and the $900 million Prudential Series Fund -- Money Market Portfolio.

Strategy Session.
-------------------------------------------------------------------------------
The Fed Shifts Course.
The past six months saw a major shift in U.S. monetary policy. The Federal Reserve began the reporting period in April considering the need for higher short-term interest rates. By late September, however, the U.S. central bank had reversed course and actually lowered the federal funds rate by a quarter percentage point to 5.25%. This was the first rate cut in more than two and a half years.

Behind this change in monetary policy was concern that the continued global financial crisis might derail the U.S. economic expansion. In the first three months of the year, the economy had expanded so rapidly that it risked sparking higher inflation. Thus the Federal Reserve stood ready in the spring to increase the federal funds rate to cool off the economy and keep inflation in check. However, economic growth slowed in the second quarter as financial turmoil in Asia caused overseas demand for American-made goods to dwindle.
This trend, among other factors, led Fed policy makers to abandon their bias toward higher short-term rates at their mid-August meeting.

August was a particularly challenging month for the financial markets. The devaluation of the Russian ruble in August was quickly followed by the default on some ruble-denominated Russian government bonds. Concerned that Russia's woes were spreading to other emerging market economies, investors sold stocks and riskier bonds and purchased "safe-haven" investments, including some money market securities. This flight to quality intensified price movements for certain types of securities, which in turn discouraged active participation by the growing ranks of risk-averse investors. Amid these turbulent market conditions, the federal funds rate was lowered on September 29 to encourage lenders and investors to provide businesses with money. A second reduction of the same magnitude left the key short-term rate at 5.00% shortly after the reporting period ended.

What Went Well.
-------------------------------------------------
"Fire-Sale" Prices.
Good buying opportunities often occur in the money markets at the end of the quarter when concurrent factors briefly push short-term interest rates higher. The past two quarters were no exception. For example, some companies borrowed cash at quarter end to make their balance sheets look healthier. Their demand for cash temporarily drove up the cost of borrowing so that money market securities provided very attractive yields. As yields climbed at the end of March and June, we bought one-year securities at "fire-sale" prices. These purchases lengthened the Series' weighted average maturity (WAM) until it was significantly longer than that of the average comparable fund, as measured by IBC Financial Data.

And Not So Well.
-------------------------------------------------
We Hesitated.
The Federal Reserve's bias in favor of higher short-term rates and the resilience of the U.S. economy made us reluctant to extend the Series' WAM by purchasing longer-term money market securities. Why buy these securities if rates were headed higher, or so we thought. Then in early September, Fed Chairman Alan Greenspan hinted that a federal funds rate cut might be necessary. As a result, investors began pushing interest rates lower. The 12-month London Interbank Offered Rate (LIBOR), a widely used base rate for many one-year securities, fell from approximately 5.50% to below five percent in late September. In hindsight, we should have locked in yields on longer-term money market securities in July and August before yields began to tumble. Employing this strategy would have boosted the Series' returns and positioned its WAM more advantageously heading into the fourth quarter.

Looking Ahead.
-------------------------------------------------
Given that yields on securities maturing in 12 months are still much lower than yields on shorter-term securities, we are reluctant to extend the Series' WAM by purchasing one-year securities, at least in the near term. Meanwhile, as financial markets remain very volatile, we are carefully watching for disparities in the pricing of money market securities that can be used to our advantage. Overall, we plan to cautiously position the Series versus its competition as 1998 draws to a close.

           Weighted Average Maturity Compared
            To The Average Institutional Fund.
                       (GRAPH)

President's Letter                                             November 9, 1998
(PHOTO)
-------------------------------------------------------------------------------
                         Guarding Against Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of steep sell-offs in late summer. The market rebounded in early fall, helped by two interest rate cuts by the Federal Reserve.

During this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The U.S. economy remains strong, with steady growth and low inflation.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during the recent market volatility were rewarded. Stock prices, as measured by the Standard & Poor's 500 Index, have rebounded nearly 25% since their August
Lows -- setting a new record high on November 23, 1998.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms
President

Portfolio of Investments as of          PRUDENTIAL INSTITUTIONAL
September 30, 1998                      LIQUIDITY PORTFOLIO, INC.
(Unaudited)                             INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------
-------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-------------------------------------------------------------------------
Bank Notes--5.1%
             American Express Centurion Bank
    $3,000   5.585%, 10/13/98(b)                  $    2,999,965
             Comerica Bank of Detroit
    10,000   5.46203%, 10/19/98(b)                     9,995,291
             FCC National Bank
     8,000   5.19%, 1/15/99                            8,000,000
             First National Bank Chicago,
                Illinois
     8,000   5.19%, 1/14/99                            8,000,000
             First Union National Bank
     6,500   5.59%, 2/19/99                            6,500,000
             KeyBank, N.A.
     3,000   5.6775%, 10/13/98(b)                      3,000,478
     5,000   5.62%, 10/29/98(b)                        4,999,127
    17,000   5.60%, 12/18/98(b)                       16,995,466
             U.S. Bank, N.A.
     6,000   5.45203%, 10/21/98(b)                     5,999,736
     9,000   5.48203%, 10/21/98(b)                     8,999,223
                                                  --------------
                                                      75,489,286
------------------------------------------------------------
Certificates Of Deposit - Domestic--2.2%
             First Tennessee Bank, N.A.
     9,000   5.40%, 12/16/98                           9,002,683
             Royal Bank of Canada
    23,000   5.62375%, 10/6/98(b)                     22,986,783
                                                  --------------
                                                      31,989,466
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--0.4%
             Bank of Scotland
     6,000   5.34%, 12/29/98                           6,000,146
------------------------------------------------------------
Certificates Of Deposit - Yankee--14.0%
             Barclays Bank PLC
    18,000   5.50953%, 10/2/98(b)                     17,990,490
    15,000   5.56%, 2/25/99                           14,996,523
             Bayerische Landesbank Girozentrale
    23,000   5.24%, 10/30/98(b)                       22,986,288
    15,000   5.34%, 12/23/98(b)                       14,994,132
             Bayerishe
             Hypotheken-Und-Wechsel-Bank
    $5,000   5.94%, 10/22/98                      $    4,999,835
             Canadian Imperial Bank of Commerce
    21,000   5.55%, 2/10/99                           20,996,357
    13,000   5.705%, 3/30/99                          12,994,168
             Credit Agricole Indosuez
    10,000   5.90%, 10/19/98                           9,999,765
     4,000   5.95%, 10/21/98                           3,999,895
             Credit Communal De Belgique S.A.
     3,000   5.37%, 11/16/98                           3,000,000
             Deutsche Bank
    15,000   5.55%, 2/25/99                           14,997,102
    10,000   5.62%, 2/26/99                            9,998,056
    10,000   5.63%, 2/26/99                            9,996,503
    10,000   5.66%, 3/3/99                             9,997,991
    15,000   5.64%, 3/22/99                           14,995,936
             Swiss Bank Corp.
    20,000   5.74%, 6/11/99                           19,992,035
                                                  --------------
                                                     206,935,076
------------------------------------------------------------
Commercial Paper--41.0%
             Aetna Services, Inc.
     1,000   5.56%, 10/23/98                             996,602
             Aon Corp.
    33,773   5.60%, 10/20/98                          33,673,182
     9,959   5.60%, 10/22/98                           9,926,467
             Barton Capital Corp.
     4,000   5.58%, 10/20/98                           3,988,220
             BBL North America, Inc.
    26,000   5.31%, 12/31/98                          25,651,015
             BCI Funding Corp.
     3,000   5.25%, 10/30/98                           2,987,313
             Bradford & Bingley Building
                Society
     3,000   5.26%, 12/29/98                           2,960,988
             Centric Capital Corp.
     9,600   5.32%, 10/20/98                           9,573,045
             CIT Group Holdings, Inc.
     8,000   5.24%, 12/22/98                           7,904,516
     2,000   5.24%, 12/23/98                           1,975,838
             Coca-Cola Enterprises, Inc.
     5,000   5.45%, 11/19/98                           4,962,910

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of          PRUDENTIAL INSTITUTIONAL
September 30, 1998                      LIQUIDITY PORTFOLIO, INC.
(Unaudited)                             INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------
-------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-------------------------------------------------------------------------
Commercial Paper (cont'd.)
             Commerzbank U.S. Finance, Inc.
   $39,000   5.52%, 10/21/98                      $   38,880,400
             Countrywide Home Loan, Inc.
     3,000   5.60%, 10/19/98                           2,991,600
     8,000   5.33%, 11/20/98                           7,940,778
     3,000   5.32%, 11/27/98                           2,974,730
             Cregem North America, Inc.
    20,000   5.40%, 10/9/98                           19,976,000
             Delaware Funding Corp.
     1,000   5.60%, 10/15/98                             997,822
             Den Danske Corp.
    19,000   5.28626%, 11/4/98                        18,905,612
             First Data Corp.
    35,000   6.00%, 10/1/98                           35,000,000
             Fleet Funding Corporation
     1,700   5.60%, 10/13/98                           1,696,827
             Ford Motor Credit Co.
     3,000   5.40%, 10/9/98                            2,996,400
     1,000   5.55%, 10/16/98                             997,688
    19,000   5.3975%, 1/14/99                         19,000,000
             General Motors Corp.
    22,000   5.54%, 10/16/98                          21,949,217
             Halliburton Corp.
    10,000   5.54%, 10/22/98                           9,967,683
             Hertz Corp.
    10,000   5.54%, 10/23/98                           9,966,144
             Johnson Controls, Inc.
     8,000   5.60%, 10/29/98                           7,965,156
             Merrill Lynch & Co., Inc.
     3,000   5.42%, 11/13/98                           2,980,578
             Mont Blanc Capital Corp.
    10,000   5.60%, 10/21/98                           9,968,889
             Monte Rosa Capital Corp.
     2,000   5.60%, 10/15/98                           1,995,644
    20,000   5.55%, 10/26/98                          19,922,917
             Norwest Financial, Inc.
     7,000   5.25%, 12/18/98                           6,920,375
             Old Line Funding Corp.
    10,000   5.60%, 10/15/98                           9,978,222
    15,197   5.57%, 10/28/98                          15,133,515
             Petrofina Del, Inc.
   $20,000   5.22%, 12/3/98                       $   19,817,300
             Safeco Corp.
    27,000   5.54%, 11/13/98                          26,821,335
    42,038   5.50%, 11/20/98                          41,716,876
             Salomon Smith Barney Holdings,
                Inc.
    19,000   5.52%, 11/6/98                           18,895,120
             Sears Roebuck Acceptance Corp.
    20,000   5.50%, 10/20/98                          19,941,944
             Thunder Bay Funding, Inc.
     3,000   5.60%, 10/26/98                           2,988,333
             Triple A One Funding Corp.
    26,855   5.55%, 10/14/98                          26,801,178
             Windmill Funding Corp.
    39,000   5.85%, 10/1/98                           39,000,000
    12,248   5.35%, 10/29/98                          12,197,035
             Wood Street Funding Corp.
    10,000   5.42%, 10/13/98                           9,981,933
     1,500   5.65%, 10/13/98                           1,497,175
    11,569   5.55%, 11/16/98                          11,486,957
                                                  --------------
                                                     604,851,479
------------------------------------------------------------
Loan Participations--4.4%
             Alltel Corp.
             5.70%, 10/22/98
             (cost $48,000,000, date purchased
    48,000      9/22/97)(c)                           48,000,000

             Intel Corp.
             6.375%, 10/1/98
             (cost $16,000,000, date purchased
    16,000      9/30/97)                              16,000,000
                                                  --------------
                                                      64,000,000
------------------------------------------------------------
Other Corporate Obligations--29.6%
             Abbey National Treasury Services
                PLC
    26,000   5.50%, 2/5/99                            25,992,980
    33,000   5.72%, 6/11/99                           32,982,477
             Associates Corp. of North America
    30,000   5.45%, 10/23/98                          29,984,001
             Chase Manhattan Corp.
     6,000   5.6875%, 10/15/98(b)                      6,000,090
             General Electric Capital Corp.
     9,000   5.46875%, 12/9/98(b)                      8,997,139
    36,000   5.54375%, 12/9/98(b)                     36,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of          PRUDENTIAL INSTITUTIONAL
September 30, 1998                      LIQUIDITY PORTFOLIO, INC.
(Unaudited)                             INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------
-------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-------------------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             General Motors Acceptance Corp.
   $44,000   5.6675%, 11/2/98(b)                  $   43,995,657
             Goldman Sachs Group, L.P.
             5.71484%, 10/21/98
             (cost $21,000,000, date purchased
    21,000   6/25/97)(b)(c)                           21,000,000

             IBM Credit Corp.
    25,000   5.47%, 12/9/98(b)                        24,991,578
             International Lease Finance Corp.
     3,000   5.825%, 12/2/98(b)                        3,005,070
             Lehman Brothers Holdings, Inc.
    23,000   5.59375%, 10/1/98(b)                     23,000,000
             Liquid Asset Backed Securities
                Trust Series 1997-7
     8,977   5.58594%, 10/22/98(b)                     8,977,336
             Series 1998-1
     8,750   5.52734%, 10/26/98(b)                     8,750,423
             Merrill Lynch & Co., Inc.
    30,000   5.585%, 10/8/98(b)                       29,999,944
             Morgan Stanley, Dean Witter & Co.
     3,000   5.8125%, 10/15/98(b)                      3,000,000
     2,000   5.8125%, 11/16/98(b)                      2,000,000
             Restructured Asset Securities
                1998-MM-3-5
             5.375%, 10/30/98
             (cost $3,000,000, date purchased
     3,000   4/3/98)(b)/(c)                            3,000,000

             Restructured Asset Securities
                1998-MM-8-5
    31,000   5.64234%, 10/2/98(b)                     31,000,000
             Short-Term Repackaged Asset Trust
                1997-A
             5.61184%, 10/15/98
             (cost $13,000,000, date purchased
    13,000   12/11/97)(b)(c)                          13,000,000

             Short-Term Repackaged Asset Trust
                1998-E
             5.59375%, 10/19/98
             (cost $18,000,000, date purchased
   $18,000   9/23/98)(b)/(c)                      $   18,000,000

             SMM Trust Notes 1997-X
    34,000   5.625%, 10/13/98(b)                      34,000,000
             Strategic Money Market Trust
                1997-A
    10,000   5.50%, 12/16/98(b)                       10,000,000
             Strategic Money Market Trust
                1998-B
    19,000   5.625%, 10/5/98(b)                       19,000,000
                                                  --------------
                                                     436,676,695
------------------------------------------------------------
Time Deposit - Eurodollar--3.6%
             Societe Generale
    52,958   6.00%, 10/1/98                           52,958,000
------------------------------------------------------------
U. S. Government Agency Obligations--0.5%
             Federal Home Loan Mortgage Corp.
     3,000   5.25%, 12/3/98                            2,972,438
             Federal National Mortgage
                Association
     5,000   5.25%, 12/23/98                           4,939,479
                                                  --------------
                                                       7,911,917
------------------------------------------------------------
Total Investments--100.8%
             (amortized cost $1,486,812,065(a))    1,486,812,065
             Liabilities in excess of other
                assets--(0.8%)                      (11,501,859)
                                                  --------------
             Net Assets--100%                     $1,475,310,206
                                                  --------------
                                                  --------------

---------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $103,000,000. The aggregate value ($103,000,000) is approximately 7.0% of net assets.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Portfolio of Investments as of September 30, 1998
(Unaudited)
------------------------------------------------------------

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:

Commercial Banks...................................   42.6%
Asset Backed Securities............................   14.1
Securities Brokers & Dealers.......................    6.8
Motor Vehicle Parts................................    6.0
Fire, Marine, Casualty Insurance...................    4.6
Business Credit (Finance)..........................    3.7
Phone Communications...............................    3.3
Accident & Health Insurance........................    3.1
Personal Credit Institutions.......................    2.5
Computer Rental & Leasing..........................    2.4
Bank Holding Companies.............................    1.8
Office Machines....................................    1.7
Department Stores..................................    1.4
Pharmaceuticals....................................    1.3
Electronic Computer Accessories....................    1.1
Mortgage Banks.....................................     .9
Heavy Construction.................................     .7
Auto Rental & Leasing..............................     .7
Surety Insurance...................................     .6
Federal Credit Agencies............................     .5
Regulating Controls................................     .5
Beverages..........................................     .3
Equipment Rental & Leasing.........................     .2
                                                     -----
                                                     100.8
Liabilities in excess of other assets..............    (.8)
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                              PRUDENTIAL INSTITTUTIONAL
Statement of Assets and Liabilities           LIQUIDITY PORTFOLIO, INC.
(Unaudited)                                   INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at amortized cost which approximates market value.........................................        $1,486,812,065
Cash...................................................................................................                12,527
Interest receivable....................................................................................             9,105,423
Deferred expenses and other assets.....................................................................                18,503
                                                                                                             ------------------
   Total assets........................................................................................         1,495,948,518
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................            18,905,612
Dividends payable......................................................................................             1,465,472
Accrued expenses.......................................................................................               136,152
Management fee payable.................................................................................               126,456
Distribution fee payable...............................................................................                 4,620
                                                                                                             ------------------
   Total liabilities...................................................................................            20,638,312
                                                                                                             ------------------
Net Assets.............................................................................................        $1,475,310,206
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $    1,475,310
   Paid-in capital in excess of par....................................................................         1,473,834,896
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................        $1,475,310,206
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
Net asset value, offering and redemption price per share
   ($218,499,837 / 218,499,837 shares of common stock issued and outstanding)..........................                   $1.00
                                                                                                             ------------------
                                                                                                             ------------------
Class I:
Net asset value, offering and redemption price per share
   ($1,256,810,369 / 1,256,810,369 shares of common stock issued and outstanding)......................                 $1.00
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7
PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months Ended
Net Investment Income                          September 30, 1998
Income
   Interest.................................      $ 39,689,807
                                               ------------------
Expenses
   Management fee...........................         1,396,896
   Distribution fee--Class A................           113,859
   Transfer agent's fees and expenses.......           130,000
   Custodian's fees and expenses............            57,000
   Registration fees........................            48,000
   Reports to shareholders..................            20,000
   Legal fees and expenses..................            20,000
   Audit fee and expenses...................            13,000
   Insurance expenses.......................             7,000
   Directors' fees..........................             6,000
   Miscellaneous............................             4,218
                                               ------------------
      Total expenses........................         1,815,973
   Less: Expense subsidy (Note 4)...........          (304,040)
      Management fee waiver (Note 2)........          (349,224)
      Distribution fee waiver (Note 2)......           (66,418)
                                               ------------------
      Net expenses                                   1,096,291
                                               ------------------
Net investment income.......................        38,593,516
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 38,593,516
                                               ------------------
                                               ------------------

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                 Six Months
                                    Ended           Year Ended
Increase (Decrease)             September 30,        March 31,
in Net Assets                       1998               1998
Operations
   Net investment income.....  $    38,593,516    $    45,040,087
   Net realized gain on
      investment
      transactions...........        --                     5,299
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       38,593,516         45,045,386
                               ---------------    ---------------
Dividends and distributions
   (Note 1)
      Class A................       (5,201,249)       (11,814,111)
      Class I................      (33,392,267)       (33,231,275)
                               ---------------    ---------------
                                   (38,593,516)       (45,045,386)
                               ---------------    ---------------
Fund share transactions (net
   of conversions) (Note 5)
   Net proceeds from shares
      sold...................    5,554,834,882      8,138,663,244
   Net asset value of shares
      issued in reinvestment
      of
      dividends and
      distributions..........       34,538,714         41,968,951
   Cost of shares
      reacquired.............   (5,165,270,752)    (7,607,469,838)
                               ---------------    ---------------
   Net increase in net assets
      from Fund share
      transactions...........      424,102,844        573,162,357
                               ---------------    ---------------
Total increase...............      424,102,844        573,162,357
Net Assets
Beginning of period..........    1,051,207,362        478,045,005
                               ---------------    ---------------
End of period................  $ 1,475,310,206    $ 1,051,207,362
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8
                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements (Unaudited)     INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund consists of two series--the Institutional Money Market Series (the 'Series') and the Liquid Assets Series. The Liquid Assets Series has not yet begun operations. The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests primarily in money market instruments maturing in 13 months or less whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Dividends and Distributions: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. The Fund does not expect to realize long-term capital gains or losses.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI', the Subadviser or the investment adviser), PI furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Series. PIFM has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $349,224 ($.0002 per share) for the six months ended September 30, 1998. The Series is not required to reimburse PIFM for such waiver.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A and Class I shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC
('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A shares, pursuant to the plan of distribution at an annual rate of
 .12 of 1% of the Series' average daily net assets of the Class A shares. PSI and PIMS have agreed to waive a portion (.07 of 1% of the Series' average daily net assets) of the distribution fee, which amounted to $66,418 ($.0003 per share)
for the six months ended September 30, 1998. The Series is not required to reimburse PSI and PIMS for such waiver. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Fund.
PSI, PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
--------------------------------------------------------------------------------

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements (Unaudited)     INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30, 1998, the Series incurred fees of $120,000 for the services of PMFS. As of September 30, 1998, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PIFM has voluntarily agreed to subsidize operating expenses so that total Series operating expenses do not exceed .20% and .15% of the average daily net assets of the Class A and Class I shares, respectively. For the six months ended September 30, 1998, such reimbursement amounted to $304,040 ($.0002 per share for Class A and I shares; .04% of average net assets, annualized).
------------------------------------------------------------
Note 5. Capital
The Series offers Class A and Class I shares. Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.
There are 10 billion authorized shares of common stock, $.001 par value per share, divided into 5 billion authorized Class A shares and 5 billion authorized Class I shares.

Transactions in shares of common stock (at $1 per share) were as follows:

                                                    Shares
                                                     and
                                                    Dollar
Class A                                             Amount
---------------------------------------------   --------------
Six months ended September 30, 1998:
Shares sold..................................      378,882,968
Shares issued in reinvestment of dividends
  and distributions..........................        4,815,075
Shares reacquired............................     (285,904,632)
                                                --------------
Net increase in shares outstanding before
  conversion.................................       97,793,411
Shares reacquired upon conversion into Class
  I..........................................      (20,106,720)
                                                --------------
Net increase in shares outstanding...........       77,686,691
                                                --------------
                                                --------------
Year ended March 31, 1998:
Shares sold..................................    1,563,160,572
Shares issued in reinvestment of dividends
  and distributions..........................       12,370,105
Shares reacquired............................   (1,279,737,241)
                                                --------------
Net increase in shares outstanding before
  conversion.................................      295,793,436
Shares reacquired upon conversion into Class
  I..........................................     (633,025,295)
                                                --------------
Net decrease in shares outstanding...........     (337,231,859)
                                                --------------
                                                --------------
Class I
---------------------------------------------
Six months ended September 30, 1998:
Shares sold..................................    5,175,951,914
Shares issued in reinvestment of dividends
  and distributions..........................       29,723,639
Shares reacquired............................   (4,879,366,120)
                                                --------------
Net increase in shares outstanding before
  conversion.................................      326,309,433
Shares issued upon conversion from Class A...       20,106,720
                                                --------------
Net increase in shares outstanding...........      346,416,153
                                                --------------
                                                --------------
July 9, 1997(a) through March 31, 1998:
Shares sold..................................    6,575,502,672
Shares issued in reinvestment of dividends
  and distributions..........................       29,598,846
Shares reacquired............................   (6,327,732,597)
                                                --------------
Net increase in shares outstanding before
  conversion.................................      277,368,921
Shares issued upon conversion from Class A...      633,025,295
                                                --------------
Net increase in shares outstanding...........      910,394,216
                                                --------------
                                                --------------

---------------
(a) Commencement of offering of Class I shares.
--------------------------------------------------------------------------------
                                             PRUDENTIAL INSTITUTIONAL
                                             LIQUIDITY PORTFOLIO, INC.
Financial Highlights (Unaudited)             INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                         Class A
                                      ------------------------------------------------------------------------------
                                       Six Months
                                          Ended                             Year Ended March 31,
                                      September 30,     ------------------------------------------------------------
                                          1998            1998         1997         1996         1995         1994
                                      -------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................      $   1.000       $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income and net
   realized gains.................           .027(d)        .055(d)      .050         .056         .046         .029
Dividends and distributions to
   shareholders...................          (.027)         (.055)       (.050)       (.056)       (.046)       (.029)
                                      -------------     --------     --------     --------     --------     --------
Net asset value, end of period....      $   1.000       $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                      -------------     --------     --------     --------     --------     --------
                                      -------------     --------     --------     --------     --------     --------
TOTAL RETURN(a):..................           2.78%          5.63%        5.16%        5.72%        4.69%        2.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...      $ 218,500       $140,813     $478,045     $440,842     $476,229     $385,023
Average net assets (000)..........      $ 189,247       $217,881     $449,393     $519,946     $402,678     $445,867
Ratios to average net assets:
   Expenses, including
      distribution fee............            .20%(c)/(d)      .29%(d)      .46%       .43%         .46%         .48%
   Expenses, excluding
      distribution fee............            .15%(c)/(d)      .21%(d)      .34%       .31%         .34%         .36%
   Net investment income..........           5.48%(c)/(d)     5.42%(d)     5.03%      5.56%        4.67%        2.87%
                                              Class I
                                    ----------------------------
                                                        July 9,
                                      Six Months        1997(b)
                                        Ended           Through
                                    September 30,      March 31,
                                         1998            1998
                                    --------------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................    $    1.000       $  1.000
Net investment income and net
   realized gains.................          .028(d)        .041(d)
Dividends and distributions to
   shareholders...................         (.028)         (.041)
                                    --------------     ---------
Net asset value, end of period....    $    1.000       $  1.000
                                    --------------     ---------
                                    --------------     ---------
TOTAL RETURN(a):..................          2.81%          4.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...    $1,256,810       $910,394
Average net assets (000)..........    $1,203,832       $814,138
Ratios to average net assets:
   Expenses, including
      distribution fee............           .15%(c)/(e)      .15(c)/(e)
   Expenses, excluding
      distribution fee............           .15%(c)/(e)      .15(c)/(e)
   Net investment income..........          5.53%(c)/(e)     5.60(c)/(e)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class I shares.
(c) Annualized.
(d) Net of management and distribution fee waiver/expense subsidy.
(e) Net of management fee waiver/expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting
The Most
From Your
Prudential
Mutual
Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Robin B. Smith
Stephen Stoneburn
Brian M. Storms
Nancy H. Teeters

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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